Exhibit 21.1
BFC Financial Corporation
List of Subsidiaries

State Incorporated
Subsidiaries of BFC Financial Corporation
BFC Financial Corporation	Florida
BankAtlantic Bancorp, Inc.	Florida
Levitt Corporation	Florida
BankAtlantic Financial Ventures II, LLC	Florida
BFC Securities Corp	Florida
BFC Shared Services Corporation	Florida
Center Port Development, Inc.	Florida
Cypress Creek Capital, Inc.	Florida
Cypress Creek 1515, Inc.	Florida
Cypress Creek Capital GP, LLC	Florida
CCC East Tampa, LLC	Florida
CCC East Kennedy GP, LLC	Florida
Cypress Creek Capital/Tampa, Ltd.	Florida
CCC Real Estate Management, LLC	Florida
CCC GP I, LLC	Florida
Eden Services, Inc.	Florida
H.K. General Corporation	Florida
I.R.E. Advisors Series 26, Corp	Florida
I.R.E. Advisors Series 28, Corp	Florida
I.R.E. Energy 1981. Inc	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Real Estate Investments Inc.	Florida
I.R.E. Real Estate Investments Series 2, Inc.	Florida
I.R.E. Realty Advisory Group, Inc.	Florida
Kingsway Services Inc.	Florida
Risk Management Services, LLC	Florida
S&P General Corporation	Florida
Southern National General Corporation	Florida

BFC Financial Corporation
List of Subsidiaries — continued

State Incorporated
Subsidiaries of BankAtlantic Bancorp, Inc.
BankAtlantic	US
BA-HD, LLC	Florida
BA-TOL, LLC	Florida
ATM Services, LLC	Florida
BBC Capital Trust II	Delaware
BBC Capital Statutory Trust III	Connecticut
BBC Capital Statutory Trust IV	Connecticut
BBC Capital Trust V	Connecticut
BBC Capital Trust VI	Delaware
BBC Capital Statutory Trust VII	Connecticut
BBC Capital Trust VIII	Delaware
BBC Capital Trust IX	Delaware
BBC Capital Statutory Trust X	Connecticut
BBC Capital Trust XI	Delaware
BBC Capital Trust XII	Delaware
BBX Capital Trust 2007 I(A)	Delaware
BBX Capital Trust 2007 II(A)	Delaware
BankAtlantic Bancorp Partners, Inc.	Florida
Risk Services Group, LLC	Florida

Subsidiaries of BankAtlantic
Banc Servicing Center, LLC	Florida
BankAtlantic Factors, LLC	Florida
BA Community Development Corporation	Delaware
BA Equity Ventures, LLC	Florida
BA Financial Services, LLC	Florida
BAH Corp.	Delaware
BankAtlantic Leasing Inc.	Florida
BankAtlantic Mortgage, LLC	Florida
BankAtlantic Mortgage Partners, Inc.	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Hammock Homes, LLC	Florida
FT Properties, LLC	Florida
Heartwood 11, LLC	Florida
Heartwood 13, LLC	Florida
Heartwood 14, LLC	Florida
Heartwood 16, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 2, LLC	Florida
Heartwood 20, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 87, LLC	Florida

BFC Financial Corporation
List of Subsidiaries — continued

State Incorporated
Subsidiaries of BankAtlantic —continued
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-1, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Sunrise Atlantic, LLC	Florida
Palm River Development Co., Inc.	Florida
River Club of Vero Beach, LLC	Florida
Professional Valuation Services, LLC	Florida
Heartwood Holdings, Inc.	Florida
Leasing Technology, Inc.	Florida

Subsidiaries of BA Equity Ventures, LLC
BA-GR, LLC	Florida
BA-SL, LLC	Florida

Subsidiaries of Levitt Corporation
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
Carolina Oak Homes, LLC	South Carolina
Core Communities, LLC	Florida
Cypress Creek Holding, LLC	Delaware, Florida (as a foreign LLC)
Levitt and Sons, LLC	Florida
Levitt Commercial, LLC	Florida
Levitt Insurance Service, LLC	Florida

BFC Financial Corporation
List of Subsidiaries — continued

State Incorporated
Subsidiaries of Levitt Commercial, LLC
Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development LLC	Florida
Levitt Village at Victoria Park, LLC	Florida

Subsidiaries of Levitt Commercial Development, LLC
Levitt Commercial Construction, LLC	Florida

Subsidiaries of Core Communities, LLC
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of Georgia, LLC	Florida
Core Communities of South Carolina, LLC	Florida
Core Communities of South Carolina, LLC (f/k/a Core Communities S.C. Operations, LLC)	South Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
St. Lucie West Realty, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Health & Fitness LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Mortgage, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida

Subsidiaries of Core Commercial Group, LLC
The Landing Holding Company, LLC	Florida
Town Hall at Tradition, LLC	Florida

Subsidiaries of Core Commercial Realty, LLC
Tradition Realty, LLC	Florida

BFC Financial Corporation
List of Subsidiaries — continued

State Incorporated
Subsidiaries of Core Communities of South Carolina, LLC (S.C. LLC)
Tradition of South Carolina Brewery, LLC	South Carolina
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition of South Carolina Marketing, LLC	South Carolina
Tradition of South Carolina Mortgage, LLC	South Carolina
Tradition of South Carolina Real Estate, LLC	South Carolina
Tradition of South Carolina Realty, LLC	South Carolina
Tradition of South Carolina Title Company, LLC	South Carolina
Tradition of South Carolina Town Hall, LLC	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
TSCG Club, LLC	South Carolina
TSCGR Holding, LLC	South Carolina
TSCR Club, LLC	South Carolina

Subsidiaries of Horizons St. Lucie Development, LLC
Tradition Research Park, LLC	Florida
Florida Center for Innovation at Tradition, LLC	Florida
Village Pointe at Tradition, LLC	Florida

Subsidiaries of The Landing Holding Company, LLC
The Landing at Tradition Development Company, LLC	Florida

Subsidiaries of Tradition Development Company, LLC
(None at present)

Subsidiaries of Levitt and Sons, LLC
Avalon Park by Levitt and Sons, LLC	Florida
Cascades by Levitt and Sons, LLC	Florida
Levitt and Sons at Hawk’s Haven, LLC	Florida
Levitt and Sons at Hunter’s Creek, LLC	Florida
Levitt and Sons at Tradition, LLC	Florida
Levitt and Sons at World Golf Village, LLC	Florida
Levitt and Sons of Flagler County, LLC	Florida
Levitt and Sons of Georgia, LLC	Georgia
Levitt GP, LLC	Florida
Levitt and Sons of Hernando County, LLC	Florida
Levitt and Sons of Lake County, LLC	Florida
Levitt and Sons of Lee County, LLC	Florida
Levitt and Sons of Manatee County, LLC	Florida
Levitt and Sons of Orange County, LLC	Florida
Levitt and Sons of Osceola County, LLC	Florida
Levitt and Sons of Seminole County, LLC	Florida
Levitt and Sons of South Carolina, LLC (f/k/a Levitt and Sons of the Carolinas, LLC)	South Carolina
Levitt and Sons of Tennessee, LLC	Tennessee
Levitt and Sons, Inc.	Florida
Levitt and Sons, Incorporated	Delaware
Levitt Construction Corp.-East	Florida
Levitt Construction-East, LLC	Florida
Levitt Homes Bellaggio Partners, LLC	Florida
Levitt Homes, LLC	Florida

BFC Financial Corporation
List of Subsidiaries — continued

State Incorporated
Levitt Industries, LLC	Florida
Levitt Realty Services, Inc.	Florida
Levitt Realty Services, LLC	Florida
Magnolia Lakes by Levitt and Sons, LLC	Florida
Regency Hills by Levitt and Sons, LLC	Florida

Subsidiaries of Levitt and Sons of Georgia, LLC
Levitt and Sons of Cherokee County, LLC	Georgia
Levitt and Sons of Hall County, LLC	Georgia
Levitt and Sons of Paulding County, LLC	Georgia
Levitt and Sons Realty Georgia, LLC	Georgia
Levitt Construction Georgia, LLC	Georgia
Levitt Title, LLC	Georgia

Subsidiaries of Levitt and Sons of South Carolina, LLC
Levitt and Sons of Aiken County, LLC	South Carolina
Levitt and Sons of Horry County, LLC	South Carolina
Levitt and Sons Realty South Carolina, LLC	South Carolina
Levitt Construction-South Carolina, LLC	South Carolina

Subsidiaries of Levitt and Sons of Tennessee, LLC
Bowden Building Corporation	Tennessee
Levitt and Sons of Nashville, LLC	Tennessee
Levitt and Sons of Shelby County, LLC	Tennessee

Subsidiaries of Levitt GP, LLC
(None at present)

Subsidiaries of Levitt Homes, LLC
BankAtlantic Venture Partners 5, LLC	Florida
Bellaggio by Levitt and Sons, LLC	Florida
Levitt at Amherst, LLC	Florida
Levitt at Huntington Lakes, LLC	Florida
Levitt at Twin Acres, LLC	Florida
Levitt at Westchester West, LLC	Florida
Levitt at Westchester, LLC	Florida
Levitt Hagen Ranch, LLC	Florida
Levitt Homes at Waters Edge, Inc.	New York
LM Mortgage Company, LLC	Florida
The Villages at Emerald Lakes, LLC	Florida
U.F.C. Title Insurance Agency, LLC	Florida

Subsidiaries of Levitt Industries, LLC
Lev-Brn, LLC	Florida
Summerport by Levitt and Sons, LLC	Florida